FINANCIAL
-----------------
STATEMENTS
-----------------

DELAWARE GROUP DECATUR FUND, INC. -
DECATUR INCOME FUND
STATEMENT OF NET ASSETS
NOVEMBER 30, 1995


                                                                     NUMBER           MARKET
                                                                    OF SHARES          VALUE
 COMMON STOCK - 83.94%
 AEROSPACE & DEFENSE - 1.46%
 General Dynamics . . . . . . . . . . . . . . . . . . . . . .        394,800      $ 23,539,950
                                                                                  ------------
                                                                                    23,539,950
                                                                                  ------------
 AUTOMOTIVES & AUTOMOTIVE PARTS - 2.95%
 Chrysler . . . . . . . . . . . . . . . . . . . . . . . . . .        520,812        27,017,123
 Ford Motor . . . . . . . . . . . . . . . . . . . . . . . . .        729,400        20,605,550
                                                                                  ------------
                                                                                    47,622,673
                                                                                  ------------
 BANKING, FINANCE & INSURANCE - 20.36%
 American General . . . . . . . . . . . . . . . . . . . . . .        573,200        19,417,150
 AmSouth Bancorp  . . . . . . . . . . . . . . . . . . . . . .        180,300         7,144,388
 Aon      . . . . . . . . . . . . . . . . . . . . . . . . . .        492,800        23,223,200
 Bank of Boston . . . . . . . . . . . . . . . . . . . . . . .        421,100        19,528,513
 Bank of New York . . . . . . . . . . . . . . . . . . . . . .         52,000         2,450,500
 Beneficial . . . . . . . . . . . . . . . . . . . . . . . . .        360,100        18,275,075
 Block (H&R)  . . . . . . . . . . . . . . . . . . . . . . . .        187,300         8,334,850
 Chase Manhattan  . . . . . . . . . . . . . . . . . . . . . .        479,700        29,201,738
 CIGNA    . . . . . . . . . . . . . . . . . . . . . . . . . .        174,800        19,228,000
 CoreStates Financial . . . . . . . . . . . . . . . . . . . .        200,000         7,750,000
 Crestar Financial  . . . . . . . . . . . . . . . . . . . . .        307,200        18,739,200
 First Chicago  . . . . . . . . . . . . . . . . . . . . . . .         35,300         2,453,350
 Fleet Financial Group  . . . . . . . . . . . . . . . . . . .        498,400        20,808,200
 Integra Financial  . . . . . . . . . . . . . . . . . . . . .          4,000           247,500
 Marsh & McLennan . . . . . . . . . . . . . . . . . . . . . .         81,200         7,044,100
 Mellon Bank  . . . . . . . . . . . . . . . . . . . . . . . .        352,700        18,869,450
 Meridian Bancorp . . . . . . . . . . . . . . . . . . . . . .        770,200        35,477,338
 NBD Bancorp  . . . . . . . . . . . . . . . . . . . . . . . .        108,600         4,167,525
 St. Paul . . . . . . . . . . . . . . . . . . . . . . . . . .        374,300        20,960,800
 UJB Financial  . . . . . . . . . . . . . . . . . . . . . . .        614,400        20,582,400
 U.S. Bancorp . . . . . . . . . . . . . . . . . . . . . . . .        724,500        24,587,719
                                                                                  ------------
                                                                                   328,490,996
                                                                                  ------------
 CABLE, MEDIA & PUBLISHING - 2.03%
 McGraw-Hill  . . . . . . . . . . . . . . . . . . . . . . . .        391,700        32,804,875
                                                                                  ------------
                                                                                    32,804,875
                                                                                  ------------
 CHEMICALS - 8.92%
 Dow Chemical . . . . . . . . . . . . . . . . . . . . . . . .        320,400        22,708,350
 DuPont (E.I.) deNemours  . . . . . . . . . . . . . . . . . .        567,500        37,738,750
 Imperial Chemical ADR  . . . . . . . . . . . . . . . . . . .        416,400        19,466,700
 Monsanto . . . . . . . . . . . . . . . . . . . . . . . . . .        310,900        35,598,050
 Witco    . . . . . . . . . . . . . . . . . . . . . . . . . .        924,300        28,422,225
                                                                                  ------------
                                                                                   143,934,075
                                                                                  ------------
 CONSUMER PRODUCTS - 0.32%
 UST      . . . . . . . . . . . . . . . . . . . . . . . . . .        156,500         5,105,813
                                                                                  ------------
                                                                                     5,105,813
                                                                                  ------------
 ELECTRONICS & ELECTRICAL - 2.55%
 General Electric . . . . . . . . . . . . . . . . . . . . . .        438,800        29,509,300
 Pitney Bowes . . . . . . . . . . . . . . . . . . . . . . . .        260,000        11,635,000
                                                                                  ------------
                                                                                    41,144,300
                                                                                  ------------
 ENERGY - 12.16%
 Amoco    . . . . . . . . . . . . . . . . . . . . . . . . . .        320,500        21,713,875
 Atlantic Richfield . . . . . . . . . . . . . . . . . . . . .        139,400        15,107,475
 Consolidated Natural Gas . . . . . . . . . . . . . . . . . .         12,500           554,688
 Dresser Industries . . . . . . . . . . . . . . . . . . . . .        579,000        13,678,875
 Exxon    . . . . . . . . . . . . . . . . . . . . . . . . . .        413,100        31,963,613
 Imperial Oil Limited . . . . . . . . . . . . . . . . . . . .        457,900        15,969,263
 McDermott International  . . . . . . . . . . . . . . . . . .        792,400        14,362,250
 Occidental Petroleum . . . . . . . . . . . . . . . . . . . .        705,100        15,600,338
 Sonat    . . . . . . . . . . . . . . . . . . . . . . . . . .        656,900        21,185,025
 Tenneco  . . . . . . . . . . . . . . . . . . . . . . . . . .        498,700        23,937,600
 Ultramar . . . . . . . . . . . . . . . . . . . . . . . . . .        874,900        22,091,225
                                                                                  ------------
                                                                                   196,164,227
                                                                                  ------------
 FOOD, BEVERAGE & TOBACCO - 5.77%
 General Mills  . . . . . . . . . . . . . . . . . . . . . . .        279,000        15,379,875
 Heinz (H.J.) . . . . . . . . . . . . . . . . . . . . . . . .        825,950        26,327,156
 Philip Morris  . . . . . . . . . . . . . . . . . . . . . . .        427,200        37,486,800
 RJR Nabisco Holdings . . . . . . . . . . . . . . . . . . . .        477,840        13,917,090
                                                                                  ------------
                                                                                    93,110,921
                                                                                  ------------
 HEALTHCARE & PHARMACEUTICALS - 7.39%
 American Home Products . . . . . . . . . . . . . . . . . . .        316,000        28,835,000
 Bristol-Myers Squibb . . . . . . . . . . . . . . . . . . . .        292,200        23,449,050
 Glaxo Wellcome PLC-ADR . . . . . . . . . . . . . . . . . . .        570,000        15,247,500
 SmithKline Beecham PLC-ADR Unit  . . . . . . . . . . . . . .        505,700        26,928,525
 Warner-Lambert . . . . . . . . . . . . . . . . . . . . . . .        277,700        24,784,725
                                                                                  ------------
                                                                                   119,244,800
                                                                                  ------------
 INDUSTRIAL MACHINERY - 2.94%
 Cooper Industries  . . . . . . . . . . . . . . . . . . . . .        691,900        25,254,350
 Minnesota Mining & Manufacturing . . . . . . . . . . . . . .        339,700        22,250,350
                                                                                  ------------
                                                                                    47,504,700
                                                                                  ------------
 PAPER & FOREST PRODUCTS - 2.94%
 Federal Paper Board  . . . . . . . . . . . . . . . . . . . .        352,000        18,304,000
 Kimberly-Clark . . . . . . . . . . . . . . . . . . . . . . .        187,200        14,391,000
 Union Camp . . . . . . . . . . . . . . . . . . . . . . . . .        300,200        14,747,325
                                                                                  ------------
                                                                                    47,442,325
                                                                                  ------------
 REAL ESTATE - 3.18%
 DeBartolo Realty . . . . . . . . . . . . . . . . . . . . . .        989,300        12,737,238
 Liberty Property Trust . . . . . . . . . . . . . . . . . . .        818,300        15,956,850
 Simon Property Group . . . . . . . . . . . . . . . . . . . .        973,400        22,631,550
                                                                                  ------------
                                                                                    51,325,638
                                                                                  ------------
 RETAIL - 2.79%
 May Department Stores  . . . . . . . . . . . . . . . . . . .        165,000         7,198,125
 Penney (J.C.)  . . . . . . . . . . . . . . . . . . . . . . .        808,700        37,907,813
                                                                                  ------------
                                                                                    45,105,938
                                                                                  ------------

DECATUR INCOME FUND
STATEMENT OF NET ASSETS (CONTINUED)


                                                                     NUMBER          MARKET
                                                                    OF SHARES         VALUE
 COMMON STOCK (CONTINUED)
 TRANSPORTATION & SHIPPING - 1.20%
 Norfolk Southern . . . . . . . . . . . . . . . . . . . . . .         32,100    $    2,527,875
 Union Pacific  . . . . . . . . . . . . . . . . . . . . . . .        249,400        16,896,850
                                                                                --------------
                                                                                    19,424,725
                                                                                --------------
 UTILITIES - 6.98%
 ALLTEL   . . . . . . . . . . . . . . . . . . . . . . . . . .        515,000        15,192,500
 BellSouth  . . . . . . . . . . . . . . . . . . . . . . . . .        220,000         8,552,500
 Frontier . . . . . . . . . . . . . . . . . . . . . . . . . .        571,500        14,787,563
 GTE      . . . . . . . . . . . . . . . . . . . . . . . . . .        379,400        16,171,925
 Houston Industries . . . . . . . . . . . . . . . . . . . . .        479,100        21,918,825
 NYNEX    . . . . . . . . . . . . . . . . . . . . . . . . . .        370,300        18,376,138
 Royal PTT Nederland-SP ADR . . . . . . . . . . . . . . . . .        500,000        17,687,500
                                                                                --------------
                                                                                   112,686,951
                                                                                --------------
 TOTAL COMMON STOCK
    (COST $1,176,006,611)   . . . . . . . . . . . . . . . . .                    1,354,652,907
                                                                                --------------

 PREFERRED STOCKS - 3.23%
 AUTOMOTIVES & AUTOMOTIVE PARTS - 1.04%
 General Motors $3.25 pfd cv "C"  . . . . . . . . . . . . . .        234,200        16,803,850
                                                                                --------------
                                                                                    16,803,850
                                                                                --------------
 BANKING, FINANCE & INSURANCE - 1.10%
 American Express 6.25% pfd cv  . . . . . . . . . . . . . . .        306,400        17,771,200
                                                                                --------------
                                                                                    17,771,200
                                                                                --------------
 METALS & MINING - 1.09%
 Freeport McMoRan Copper & Gold
    7.0% pfd cv   . . . . . . . . . . . . . . . . . . . . . .        620,900        17,540,425
                                                                                --------------
                                                                                    17,540,425
                                                                                --------------
 TOTAL PREFERRED STOCKS
    (cost of $42,872,250)   . . . . . . . . . . . . . . . . .                       52,115,475
                                                                                --------------
                                                                  PRINCIPAL          MARKET
                                                                    AMOUNT            VALUE
 CORPORATE BONDS - 10.03%
 AEROSPACE & DEFENSE - 0.33%
 BE Aerospace 9.75% sr nts 2003 . . . . . . . . . . . . . . .     $1,960,000         1,960,000
 Fairchild 12.25% sr sec nts 1999 . . . . . . . . . . . . . .      1,500,000         1,575,000
 Sequa 9.375% sr sub nts 2003 . . . . . . . . . . . . . . . .      2,000,000         1,802,500
                                                                                   -----------
                                                                                     5,337,500
                                                                                   -----------
 AUTOMOBILES & AUTOMOTIVE PARTS - 0.42%
 Exide 10.00% sr nts 2005 . . . . . . . . . . . . . . . . . .      2,000,000         2,150,000
 JPS Automotive Products
    11.125% sr nts 2001   . . . . . . . . . . . . . . . . . .      2,000,000         2,020,000
 SPX 11.75% sr sub nts 2002 . . . . . . . . . . . . . . . . .      2,500,000         2,681,250
                                                                                   -----------
                                                                                     6,851,250
                                                                                   -----------
 BANKING, FINANCE & INSURANCE - 0.29%
 AIM Management Group
    9.00% sr sec nts 2003   . . . . . . . . . . . . . . . . .      1,100,000         1,116,500
 UCC Investors 11.00% sr sub nts 2003 . . . . . . . . . . . .      2,500,000         2,565,625
 U.S. Banknote 11.625% sr nts 2002  . . . . . . . . . . . . .      1,500,000           930,000
                                                                                   -----------
                                                                                     4,612,125
                                                                                   -----------
 BUILDING & MATERIALS - 0.27%
 American Standard 10.875% sr nts 1999  . . . . . . . . . . .      2,750,000         3,025,000
 USG 8.50% sr nts 2005  . . . . . . . . . . . . . . . . . . .      1,250,000         1,284,375
                                                                                   -----------
                                                                                     4,309,375
                                                                                   -----------
 CABLE, MEDIA & PUBLISHING - 1.80%
 Cablevision Systems
    10.75% sr sub debs 2004   . . . . . . . . . . . . . . . .      1,500,000         1,582,500
 Century Communications
    11.875% sr sub debs 2003  . . . . . . . . . . . . . . . .      1,500,000         1,608,750
 Comcast Cellular 0.00% sr part nts 2000  . . . . . . . . . .      2,000,000         1,535,000
 Continental Cablevision
    9.00% sr deb 2008   . . . . . . . . . . . . . . . . . . .      1,000,000         1,042,500
 Continental Cablevision
    11.00% sr sub debs 2007   . . . . . . . . . . . . . . . .      2,600,000         2,892,500
 Galaxy Telecom 12.375% sr sub nts 2005 . . . . . . . . . . .      1,000,000           986,250
 IXC Communications 13.00% sr nts 2005  . . . . . . . . . . .      1,500,000         1,575,000
 Jones Intercable 9.625% sr nts 2002  . . . . . . . . . . . .      2,500,000         2,675,000
 K-III Communications
    10.625% sr sec nts 2002   . . . . . . . . . . . . . . . .      2,500,000         2,650,000
 Lamar Advertising
    11.00% sr sec nts 2003  . . . . . . . . . . . . . . . . .      1,495,000         1,526,769
 Paging Network
    10.125% sr sub nts 2007   . . . . . . . . . . . . . . . .      1,000,000         1,067,500
 Rogers Cablesystems
    10.00% sr sec nts 2005  . . . . . . . . . . . . . . . . .      2,500,000         2,612,500
 Rogers Cablesystems
    10.00% sr sec debs 2007   . . . . . . . . . . . . . . . .      1,350,000         1,397,250
 Rogers Cablesystems
    11.00% sr sub debs 2015   . . . . . . . . . . . . . . . .        840,000           869,400
*Sullivan Graphics
    12.75% sr sub nts 2005  . . . . . . . . . . . . . . . . .      2,000,000         2,002,500
 Telewest Communications PLC
    9.625% sr debs 2006   . . . . . . . . . . . . . . . . . .      3,000,000         3,000,000
                                                                                   -----------
                                                                                    29,023,419
                                                                                   -----------
 CHEMICALS - 0.66%
 Carbide/Graphite Group
    11.50% sr nts 2003  . . . . . . . . . . . . . . . . . . .      1,818,000         1,958,895
 Huntsman 11.00% 1st mtg nts 2004 . . . . . . . . . . . . . .      2,500,000         2,790,625
 Interlakes 12.00% sr nts 2001  . . . . . . . . . . . . . . .      1,500,000         1,485,000
 NL Industries 11.75% sr sec nts 2003 . . . . . . . . . . . .      1,290,000         1,378,688
 Polymer Group 12.25% sr nts 2002 . . . . . . . . . . . . . .      2,000,000         2,062,500
 Scotts 9.875% sr sub nts 2004  . . . . . . . . . . . . . . .        950,000         1,017,688
                                                                                   -----------
                                                                                    10,693,396
                                                                                   -----------
 COMPUTERS & TECHNOLOGY - 0.15%
 Unisys 13.50% credit-sensitive nts1997 . . . . . . . . . . .      2,500,000         2,437,500
                                                                                   -----------
                                                                                     2,437,500
                                                                                   -----------
 CONSUMER PRODUCTS - 0.16%
 American Safety Razor
    9.875% sr nts 2005  . . . . . . . . . . . . . . . . . . .      1,000,000           995,000
 Revlon 9.50% sr nts 1999 . . . . . . . . . . . . . . . . . .      1,500,000         1,515,000
                                                                                   -----------
                                                                                     2,510,000
                                                                                   -----------

DECATUR INCOME FUND
STATEMENT OF NET ASSETS (CONTINUED)

                                                                  PRINCIPAL          MARKET
                                                                   AMOUNT            VALUE
 CORPORATE BONDS (CONTINUED)
 ELECTRONICS & ELECTRICAL - 0.41%
 CAI Wireless Systems 12.25% sr nts 2002  . . . . . . . . . .     $1,500,000       $ 1,576,875
 Essex Group 10.00% sr nts 2003 . . . . . . . . . . . . . . .      1,450,000         1,421,000
 IMO Industries 12.00% sr sub debs 2001 . . . . . . . . . . .      2,000,000         2,047,500
 Mark IV Industries 8.75% sub debs 2003 . . . . . . . . . . .      1,500,000         1,560,000
                                                                                   -----------
                                                                                     6,605,375
                                                                                   -----------
 ENERGY - 0.19%
 California Energy 9.875% sr sec nts 2003 . . . . . . . . . .      1,500,000         1,556,250
 Gulf Canada Resources
    9.25% sr sub debs 2004  . . . . . . . . . . . . . . . . .      1,500,000         1,511,250
                                                                                   -----------
                                                                                     3,067,500
                                                                                   -----------
 ENVIRONMENTAL SERVICES - 0.24%
 Allied Waste Industrial
    12.00% sr sub nts 2004  . . . . . . . . . . . . . . . . .      1,500,000         1,620,000
 Global Marine 12.75% sr sec nts 1999 . . . . . . . . . . . .      2,000,000         2,210,000
                                                                                   -----------
                                                                                     3,830,000
                                                                                   -----------
 FOOD, BEVERAGE & TOBACCO - 0.57%
 Chiquita Brands 11.50% sub nts 2001  . . . . . . . . . . . .      2,250,000         2,385,000
 Mafco 11.875% sr sub nts 2002  . . . . . . . . . . . . . . .      2,800,000         2,863,000
 PMI Acquisition 10.25% sr sub nts 2003 . . . . . . . . . . .      3,000,000         3,075,000
 Specialty Foods 11.125% sr nts 2002  . . . . . . . . . . . .        850,000           807,500
                                                                                   -----------
                                                                                     9,130,500
                                                                                   -----------
 HEALTHCARE & PHARMACEUTICALS - 0.59%
 Columbia/HCA Healthcare
    6.41% nts 2000  . . . . . . . . . . . . . . . . . . . . .      1,500,000         1,522,500
 Columbia/HCA Healthcare
    6.91% nts 2005  . . . . . . . . . . . . . . . . . . . . .      2,000,000         2,045,000
 HEALTHSOUTH Rehabilitation
    9.50% sr sub nts 2001   . . . . . . . . . . . . . . . . .      2,500,000         2,665,625
 Tenet Healthcare
    10.125% sr sub nts 2005   . . . . . . . . . . . . . . . .      2,980,000         3,244,475
                                                                                   -----------
                                                                                     9,477,600
                                                                                   -----------
 LEISURE, LODGING & ENTERTAINMENT - 0.96%
 ACT III Theatres 11.875% sr sub nts 2003 . . . . . . . . . .      2,150,000         2,311,250
 AMC Entertainment
    11.875% sr sub nts 2000   . . . . . . . . . . . . . . . .      3,000,000         3,360,000
 Aztar 11.00% sr sub nts 2002 . . . . . . . . . . . . . . . .      2,500,000         2,493,750
 Bally's Grand 10.375% 1st mtg 2003 . . . . . . . . . . . . .      2,000,000         2,015,000
*Calmar 11.50% sr sub nts 2005  . . . . . . . . . . . . . . .      1,000,000         1,010,000
 Cinemark U.S.A. 12.00% sr nts 2002 . . . . . . . . . . . . .      2,000,000         2,180,000
 MGM Grand Hotel Finance
    12.00% 1st mtg nts 2002   . . . . . . . . . . . . . . . .      2,000,000         2,202,500
                                                                                   -----------
                                                                                    15,572,500
                                                                                   -----------
 METALS & MINING - 0.72%
 AK Steel 10.75% sr nts 2004  . . . . . . . . . . . . . . . .      3,300,000         3,638,250
 Armco 11.375% sr nts 1999  . . . . . . . . . . . . . . . . .      1,250,000         1,303,125
 G.S. Technologies 12.25% sr nts 2005 . . . . . . . . . . . .      3,000,000         3,007,500
 Magma Copper 8.70% sr sub nts 2005 . . . . . . . . . . . . .      1,500,000         1,503,750
 U.S. Can 13.50% sr sub nts 2002  . . . . . . . . . . . . . .      2,000,000         2,190,000
                                                                                   -----------
                                                                                    11,642,625
                                                                                   -----------
 PACKAGING & CONTAINERS - 0.34%
 Container Corporation of America
    11.25% sr nts 2004  . . . . . . . . . . . . . . . . . . .      2,000,000         2,080,000
 Gaylord Container 11.50% sr nts 2001 . . . . . . . . . . . .      1,500,000         1,545,000
 Stone Container 12.625% sr nts 1998  . . . . . . . . . . . .      1,000,000         1,085,000
 Stone Container
    10.75% 1st mtg nts 2002   . . . . . . . . . . . . . . . .        785,000           806,588
                                                                                 -------------
                                                                                     5,516,588
                                                                                 -------------
 PAPER & FOREST PRODUCTS - 0.75%
 Doman Industries Limited
    8.75% sr nts 2004   . . . . . . . . . . . . . . . . . . .      3,000,000         2,887,500
 Domtar 11.75% sr nts 1999  . . . . . . . . . . . . . . . . .      1,000,000         1,110,000
 Ivex Packaging 12.50% sr sub nts 2002  . . . . . . . . . . .      1,330,000         1,409,800
 Owens-Illinois
    11.00% sr amortizing debs 2003  . . . . . . . . . . . . .      2,000,000         2,235,000
 Pacific Lumber 10.50% sr nts 2003  . . . . . . . . . . . . .      2,000,000         1,900,000
 Repapa New Brunswick
    10.625% sr sec nts 2005   . . . . . . . . . . . . . . . .      2,000,000         2,000,000
 Repapa Wisconsin 9.25% sr nts 2002 . . . . . . . . . . . . .        625,000           603,125
                                                                                 -------------
                                                                                    12,145,425
                                                                                 -------------
 RETAIL - 0.49%
 Cort Furniture Rental 12.00% sr nts 2000 . . . . . . . . . .      1,679,000         1,813,320
 Fleming 10.625% sr nts 2001  . . . . . . . . . . . . . . . .      2,000,000         2,115,000
 Grand Union 12.00% sr nts 2004 . . . . . . . . . . . . . . .        660,000           582,450
 Penn Traffic 10.25% sr nts 2002  . . . . . . . . . . . . . .      1,500,000         1,391,250
 Ralph's Grocery 10.45% sr nts 2004 . . . . . . . . . . . . .      2,000,000         1,965,000
                                                                                 -------------
                                                                                     7,867,020
                                                                                 -------------
 TEXTILES & FURNITURE - 0.16%
 Westpoint Stevens
    9.375% sr sub deb 2005  . . . . . . . . . . . . . . . . .      2,500,000         2,525,000
                                                                                 -------------
                                                                                     2,525,000
                                                                                 -------------
 TRANSPORTATION & SHIPPING - 0.21%
 Trans Ocean Container
    12.25% sr sub nts 2004  . . . . . . . . . . . . . . . . .        600,000           624,000
 Viking Star Shipping
    9.625% 1st pfd ship mgt nts 2003  . . . . . . . . . . . .      2,625,000         2,710,313
                                                                                 -------------
                                                                                     3,334,313
                                                                                 -------------
 UTILITIES - 0.23%
 Midland Funding II 11.75% debs 2005  . . . . . . . . . . . .      2,000,000         2,107,500
 Pronet 11.875% sr sub nts 2005 . . . . . . . . . . . . . . .      1,000,000         1,082,500
 Rogers Cantel Mobile Communications
    11.125% sr sub nts 2002   . . . . . . . . . . . . . . . .        550,000           584,375
                                                                                 -------------
                                                                                     3,774,375
                                                                                 -------------
 MISCELLANEOUS - 0.09%
 Graphic Controls 12.00% sr sub nts 2005  . . . . . . . . . .      1,500,000         1,531,875
                                                                                 -------------
                                                                                     1,531,875
                                                                                 -------------
 TOTAL CORPORATE BONDS
    (COST $157,920,341)  . . .  . . . . . . . . . . . . . . .                      161,795,261
                                                                                 -------------

DECATUR INCOME FUND
STATEMENT OF NET ASSETS (CONTINUED)

                                                                  PRINCIPAL          MARKET
                                                                   AMOUNT            VALUE
 REPURCHASE AGREEMENTS - 2.13%
 With Chase Manhattan 5.875% 12/1/95
    (dated 11/30/95, collateralized by
    $12,136,000 U.S. Treasury Notes
    6.125% due 5/31/97, market value
    $12,253,591 . . . . . . . . . . . . . . . . . . . . . . .    $11,943,000    $   11,943,000
 With Morgan (J.P.) 5.875% 12/1/95
    (dated 11/30/95, collateralized by
    $11,254,000 U.S. Treasury Notes
    6.50% due 4/30/97, market
    value $11,479,592   . . . . . . . . . . . . . . . . . . .     11,240,000        11,240,000
 With PaineWebber 5.85% 12/1/95
    (dated 11/30/95, collateralized by
    $11,444,000 U.S. Treasury Notes
    5.625% due 11/30/00, market
    value $11,490,113   . . . . . . . . . . . . . . . . . . .     11,240,000        11,240,000
                                                                                --------------
 TOTAL REPURCHASE AGREEMENTS
    (COST $34,423,000)  . . . . . . . . . . . . . . . . . . .                       34,423,000
                                                                                --------------
 TOTAL MARKET VALUE OF SECURITIES
    OWNED - 99.33% (COST $1,411,222,202)  . . . . . . . . . .                    1,602,986,643
 RECEIVABLE AND OTHER ASSETS
    NET OF LIABILITIES - 0.67%  . . . . . . . . . . . . . . .                       10,784,950
                                                                                --------------
 NET ASSETS APPLICABLE TO 84,613,952
    SHARES ($1 PAR VALUE) OUTSTANDING;
    PER SHARE - 100.00%   . . . . . . . . . . . . . . . . . .                   $1,613,771,593
                                                                                ==============
 NET ASSETS VALUE -
    DECATUR INCOME FUND A CLASS
    ($1,382,692,713 / 72,488,322 SHARES)  . . . . . . . . . .                           $19.07
                                                                                        ======
 NET ASSETS VALUE -
    DECATUR INCOME FUND B CLASS
    ($19,664,856 / 1,033,579 SHARES)  . . . . . . . . . . . .                           $19.03
                                                                                        ======
 NET ASSETS VALUE -
    DECATUR INCOME FUND C CLASS
    ($5,019 / 263 SHARES)   . . . . . . . . . . . . . . . . .                           $19.08
                                                                                        ======
 NET ASSETS VALUE -
    DECATUR INCOME FUND INSTITUTIONAL CLASS
    ($211,409,005 / 11,091,788 SHARES) . . .  . . . . . . . .                           $19.06
                                                                                        ======

------------------
* These securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 1995, these securities amounted to $3,012,500 or 0.19% of net assets.

SUMMARY OF ABBREVIATIONS:

           cv - convertible            part - participation
          deb - debenture               pfd - preferred
         disc - discount                sec - secured
          mtg - mortgage                 sr - senior
          nts - notes                   sub - subordinated

COMPONENTS OF NET ASSETS AT NOVEMBER 30, 1995:
Common stock, $1 par value, 500,000,000 shares
    authorized to the Fund with 350,000,000 shares
    allocated to Decatur Income Fund A Class,
    50,000,000 shares allocated to Decatur Income
    Fund B Class, 50,000,000 shares allocated to
    Decatur Income Fund C Class and 50,000,000
    shares allocated to Decatur Income Fund
    Institutional Class   . . . . . . . . . . . . . . . . . .                   $1,310,001,894
    Accumulated undistributed income:
      Net investment income   . . . . . . . . . . . . . . . .                        3,740,547
      Net realized gain on investments  . . . . . . . . . . .                      108,264,711
      Net unrealized appreciation of investments  . . . . . .                      191,764,441
                                                                                --------------
    Total net assets . . . . . . . . . . . . . . . . . . . .                    $1,613,771,593
                                                                                ==============

                             See accompanying notes

DELAWARE GROUP DECATUR FUND, INC. -
DECATUR TOTAL RETURN FUND
STATEMENT OF NET ASSETS
NOVEMBER 30, 1995

                                                                     NUMBER          MARKET
                                                                    OF SHARES         VALUE
 COMMON STOCK - 96.44%
 AEROSPACE & DEFENSE - 1.44%
 General Dynamics . . . . . . . . . . . . . . . . . . . . . .        135,300         8,067,263
                                                                               ---------------
                                                                                     8,067,263
                                                                               ---------------
 AUTOMOTIVES & AUTOMOTIVE PARTS - 4.49%
 Chrysler . . . . . . . . . . . . . . . . . . . . . . . . . .        234,516        12,165,518
 Ford Motor . . . . . . . . . . . . . . . . . . . . . . . . .        220,000         6,215,000
 Genuine Parts  . . . . . . . . . . . . . . . . . . . . . . .        167,645         6,768,667
                                                                               ---------------
                                                                                    25,149,185
                                                                               ---------------
 BANKING, FINANCE & INSURANCE - 22.56%
 American General . . . . . . . . . . . . . . . . . . . . . .        219,900         7,449,113
 AmSouth Bancorporation . . . . . . . . . . . . . . . . . . .         96,300         3,815,888
 Aon      . . . . . . . . . . . . . . . . . . . . . . . . . .        167,200         7,879,300
 Bank of Boston . . . . . . . . . . . . . . . . . . . . . . .        164,100         7,610,138
 Bank of New York . . . . . . . . . . . . . . . . . . . . . .         20,500           966,063
 Beneficial . . . . . . . . . . . . . . . . . . . . . . . . .        127,500         6,470,625
 Block (H. & R.)  . . . . . . . . . . . . . . . . . . . . . .         71,300         3,172,850
 Chase Manhattan  . . . . . . . . . . . . . . . . . . . . . .        173,700        10,573,988
 CIGNA    . . . . . . . . . . . . . . . . . . . . . . . . . .         65,900         7,249,000
 CoreStates Financial . . . . . . . . . . . . . . . . . . . .        108,000         4,185,000
 Crestar Financial  . . . . . . . . . . . . . . . . . . . . .        125,400         7,649,400
 First Chicago  . . . . . . . . . . . . . . . . . . . . . . .         13,600           945,200
 Fleet Financial Group  . . . . . . . . . . . . . . . . . . .        191,400         7,990,950
 Integra Financial  . . . . . . . . . . . . . . . . . . . . .          1,200            74,250
 Marsh & McLennan . . . . . . . . . . . . . . . . . . . . . .         79,600         6,905,300
 Mellon Bank  . . . . . . . . . . . . . . . . . . . . . . . .        136,000         7,276,000
 Meridian Bancorp . . . . . . . . . . . . . . . . . . . . . .        216,300         9,963,319
 NBD Bancorp  . . . . . . . . . . . . . . . . . . . . . . . .         42,200         1,619,425
 St. Paul . . . . . . . . . . . . . . . . . . . . . . . . . .        153,900         8,618,400
 UJB Financial  . . . . . . . . . . . . . . . . . . . . . . .        197,200         6,606,200
 U.S. Bancorp . . . . . . . . . . . . . . . . . . . . . . . .        278,200         9,441,413
                                                                               ---------------
                                                                                   126,461,822
                                                                               ---------------

DECATUR INCOME FUND
STATEMENT OF NET ASSETS (CONTINUED)

                                                                     NUMBER           MARKET
                                                                    OF SHARES          VALUE
 COMMON STOCK (CONTINUED)
 CABLE, MEDIA & PUBLISHING - 2.43%
 McGraw-Hill  . . . . . . . . . . . . . . . . . . . . . . . .        162,400       $13,601,000
                                                                                   -----------
                                                                                    13,601,000
                                                                                   -----------
 CHEMICALS - 9.43%
 Dow Chemical . . . . . . . . . . . . . . . . . . . . . . . .        102,000         7,229,250
 DuPont (E.I.) deNemours  . . . . . . . . . . . . . . . . . .        220,200        14,643,300
 Imperial Chemical PLC-ADR  . . . . . . . . . . . . . . . . .        157,900         7,381,825
 Monsanto . . . . . . . . . . . . . . . . . . . . . . . . . .        126,100        14,438,450
 Witco    . . . . . . . . . . . . . . . . . . . . . . . . . .        299,100         9,197,325
                                                                                   -----------
                                                                                    52,890,150
                                                                                   -----------
 CONSUMER PRODUCTS - 0.45%
 UST      . . . . . . . . . . . . . . . . . . . . . . . . . .         77,900         2,541,488
                                                                                   -----------
                                                                                     2,541,488
                                                                                   -----------
 ELECTRONICS & ELECTRICAL - 5.46%
 General Electric . . . . . . . . . . . . . . . . . . . . . .        157,200        10,571,700
 Hubbell-Class B  . . . . . . . . . . . . . . . . . . . . . .         97,600         5,965,800
 Pitney Bowes . . . . . . . . . . . . . . . . . . . . . . . .        175,000         7,831,250
 Thomas & Betts . . . . . . . . . . . . . . . . . . . . . . .         85,200         6,251,550
                                                                                   -----------
                                                                                    30,620,300
                                                                                   -----------
 ENERGY - 13.90%
 Amoco    . . . . . . . . . . . . . . . . . . . . . . . . . .        139,700         9,464,675
 Atlantic Richfield . . . . . . . . . . . . . . . . . . . . .         60,000         6,502,500
 Dresser Industries . . . . . . . . . . . . . . . . . . . . .        334,700         7,907,288
 Exxon    . . . . . . . . . . . . . . . . . . . . . . . . . .        168,500        13,037,688
 Imperial Oil Limited . . . . . . . . . . . . . . . . . . . .        185,700         6,476,288
 McDermott International  . . . . . . . . . . . . . . . . . .        303,300         5,497,313
 Mobil    . . . . . . . . . . . . . . . . . . . . . . . . . .         56,300         5,876,313
 Occidental Petroleum . . . . . . . . . . . . . . . . . . . .        302,800         6,699,450
 Sonat    . . . . . . . . . . . . . . . . . . . . . . . . . .        192,000         6,192,000
 Tenneco  . . . . . . . . . . . . . . . . . . . . . . . . . .        213,700        10,257,600
                                                                                   -----------
                                                                                    77,911,115
                                                                                   -----------
 FOOD, BEVERAGE & TOBACCO - 6.07%
 General Mills  . . . . . . . . . . . . . . . . . . . . . . .        118,000         6,504,750
 Heinz (H.J.) . . . . . . . . . . . . . . . . . . . . . . . .        318,350        10,147,406
 Philip Morris  . . . . . . . . . . . . . . . . . . . . . . .        131,000        11,495,250
 RJR Nabisco Holdings . . . . . . . . . . . . . . . . . . . .        201,220         5,860,533
                                                                                   -----------
                                                                                    34,007,939
                                                                                   -----------
 HEALTHCARE & PHARMACEUTICALS - 7.99%
 American Home Products . . . . . . . . . . . . . . . . . . .        122,000        11,132,500
 Bristol-Myers Squibb . . . . . . . . . . . . . . . . . . . .        122,000         9,790,500
 Glaxo Wellcome PLC-ADR . . . . . . . . . . . . . . . . . . .        213,800         5,719,150
 SmithKline Beecham PLC-ADR Unit  . . . . . . . . . . . . . .        180,600         9,616,950
 Warner-Lambert . . . . . . . . . . . . . . . . . . . . . . .         95,500         8,523,375
                                                                                   -----------
                                                                                    44,782,475
                                                                                   -----------
 INDUSTRIAL MACHINERY - 2.81%
 Cooper Industries  . . . . . . . . . . . . . . . . . . . . .        221,600         8,088,400
 Minnesota Mining & Manufacturing . . . . . . . . . . . . . .        116,600         7,637,300
                                                                                   -----------
                                                                                    15,725,700
                                                                                   -----------
 METALS & MINING - 1.32%
 Freeport-McMoRan Copper & Gold Class B . . . . . . . . . . .        272,764         7,398,723
                                                                                   -----------
                                                                                     7,398,723
                                                                                   -----------
 PAPER & FOREST PRODUCTS - 3.96%
 Federal Paper Board  . . . . . . . . . . . . . . . . . . . .        140,000         7,280,000
 Kimberly-Clark . . . . . . . . . . . . . . . . . . . . . . .         90,000         6,918,750
 Union Camp . . . . . . . . . . . . . . . . . . . . . . . . .        163,500         8,031,938
                                                                                   -----------
                                                                                    22,230,688
                                                                                   -----------
 RETAIL - 2.61%
 May Department Stores  . . . . . . . . . . . . . . . . . . .         65,000         2,835,625
 Penney (J.C.)  . . . . . . . . . . . . . . . . . . . . . . .        251,400        11,784,375
                                                                                   -----------
                                                                                    14,620,000
                                                                                   -----------
 TRANSPORTATION &RELATED - 1.17%
 Union Pacific  . . . . . . . . . . . . . . . . . . . . . . .         97,200         6,585,300
                                                                                   -----------
                                                                                     6,585,300
                                                                                   -----------
 UTILITIES - 10.35%
 ALLTEL   . . . . . . . . . . . . . . . . . . . . . . . . . .        227,800         6,720,100
 BellSouth  . . . . . . . . . . . . . . . . . . . . . . . . .        188,800         7,339,600
 FPL Group  . . . . . . . . . . . . . . . . . . . . . . . . .         62,000         2,689,250
 Frontier . . . . . . . . . . . . . . . . . . . . . . . . . .        209,400         5,418,225
 GTE      . . . . . . . . . . . . . . . . . . . . . . . . . .        170,200         7,254,775
 Houston Industries . . . . . . . . . . . . . . . . . . . . .        131,200         6,002,400
 PECO Energy  . . . . . . . . . . . . . . . . . . . . . . . .         95,000         2,755,000
 Royal PTT Nederland-SP ADR . . . . . . . . . . . . . . . . .        200,000         7,075,000
 SBC Communications . . . . . . . . . . . . . . . . . . . . .        128,000         6,912,000
 Williams . . . . . . . . . . . . . . . . . . . . . . . . . .        140,000         5,880,000
                                                                                   -----------
                                                                                    58,046,350
                                                                                   -----------
 TOTAL COMMON STOCK
    (COST 465,031,067)  . . . . . . . . . . . . . . . . . . .                      540,639,498
                                                                                   -----------

 PREFERRED STOCKS - 0.83%
 AUTOMOTIVES & AUTOMOTIVE PARTS - 0.83%
 General Motors $3.25 pfd cv C  . . . . . . . . . . . . . . .         65,000         4,663,750
                                                                                   -----------
 TOTAL PREFERRED STOCK
    (COST 3,620,271)  . . . . . . . . . . . . . . . . . . . .                        4,663,750
                                                                                   -----------


                                                                  PRINCIPAL          MARKET
                                                                   AMOUNT            VALUE
 REPURCHASE AGREEMENTS - 2.39%
 With Chase Manhattan 5.875% 12/1/95
    (dated 11/30/95, collateralized by
    $4,720,000 U.S. Treasury Notes
    6.125% due 5/31/97, market value
    $4,765,798  . . . . . . . . . . . . . . . . . . . . . . .     $4,645,000         4,645,000
 With Morgan (J.P.) 5.875% 12/1/95
    (dated 11/30/95, collateralized by
    $4,376,000 U.S. Treasury Notes
    6.50% due 4/30/97, market value
    $4,464,172  . . . . . . . . . . . . . . . . . . . . . . .      4,371,000         4,371,000

DECATUR TOTAL RETURN FUND
STATEMENT OF NET ASSETS (CONTINUED)

                                                                  PRINCIPAL          MARKET
                                                                   AMOUNT             VALUE
 REPURCHASE AGREEMENTS (CONTINUED)
 With PaineWebber 5.85% 12/1/95
    (dated 11/30/95, collateralized by
    $4,450,000 U.S. Treasury Notes
    5.625% due 11/30/00, market
    value $4,468,264  . . . . . . . . . . . . . . . . . . . .     $4,371,000      $  4,371,000
                                                                                  ------------
 TOTAL REPURCHASE AGREEMENTS
    (COST $13,387,000)  . . . . . . . . . . . . . . . . . . .                       13,387,000
                                                                                  ------------

 TOTAL MARKET VALUE OF SECURITIES
    OWNED - 99.66% (COST $482,038,338)  . . . . . . . . . . .                      558,690,248
 RECEIVABLE AND OTHER ASSETS
    NET OF LIABILITIES - 0.34%  . . . . . . . . . . . . . . .                        1,921,356
                                                                                  ------------
 NET ASSETS APPLICABLE TO 35,913,341
    SHARES ($1 PAR VALUE) OUTSTANDING;
    PER SHARE - 100.00%   . . . . . . . . . . . . . . . . . .                     $560,611,604
                                                                                  ============

 NET ASSETS VALUE -
    DECATUR TOTAL RETURN FUND A CLASS
    ($534,341,867 / 34,229,185 SHARES)  . . . . . . . . . . .                           $15.61
                                                                                        ======
 NET ASSETS VALUE -
    DECATUR TOTAL RETURN FUND B CLASS
    ($14,744,372 / 947,553 SHARES)  . . . . . . . . . . . . .                           $15.56
                                                                                        ======
 NET ASSETS VALUE -
    DECATUR TOTAL RETURN FUND C CLASS
    ($5,028 / 322 SHARES)   . . . . . . . . . . . . . . . . .                           $15.61
                                                                                        ======
 NET ASSETS VALUE -
    DECATUR TOTAL RETURN FUND INSTITUTIONAL CLASS
    ($11,520,337 / 736,281 SHARES)  . . . . . . . . . . . . .                           $15.65
                                                                                        ======
------------------
COMPONENTS OF NET ASSETS AT NOVEMBER 30, 1995:
Common stock, $1 par value, 250,000,000 shares
    authorized to the Fund with 100,000,000 shares
    allocated to Decatur Total Return Fund A Class,
    50,000,000 shares allocated to Decatur Total
    Return Fund B Class, 50,000,000 shares allocated
    to Decatur Total Return Fund C Class and 50,000,000
    shares allocated to Decatur Total Return Fund
    Institutional Class   . . . . . . . . . . . . . . . . . .                     $434,529,899
Accumulated undistributed income:
    Net investment income   . . . . . . . . . . . . . . . . .                        3,462,778
    Net realized gain on investments  . . . . . . . . . . . .                       45,967,017
    Net unrealized appreciation of investments  . . . . . . .                       76,651,910
                                                                                  ------------
Total net assets  . . . . . . . . . . . . . . . . . . . . . .                     $560,611,604
                                                                                  ============

                             See accompanying notes

DELAWARE GROUP DECATUR FUND, INC.
STATEMENT OF OPERATIONS
YEAR ENDED NOVEMBER 30, 1995

                                                                   DECATUR       DECATUR TOTAL
                                                                 INCOME FUND      RETURN FUND
INVESTMENT INCOME:
Dividends . . . . . . . . . . . . . . . . . . . . . . . . . .   $ 53,611,573      $ 17,907,081
Interest  . . . . . . . . . . . . . . . . . . . . . . . . . .     18,007,218           973,447
                                                                ------------      ------------
                                                                  71,618,791        18,880,528
                                                                ------------      ------------

EXPENSES:
Management fees . . . . . . . . . . . . . . . . . . . . . . .      7,182,707         2,859,001
Dividend disbursing and transfer agent
    fees and expenses   . . . . . . . . . . . . . . . . . . .      2,280,425           804,735
Distribution expenses . . . . . . . . . . . . . . . . . . . .      1,758,447         1,464,746
Reports to shareholders . . . . . . . . . . . . . . . . . . .        380,715           210,643
Salaries  . . . . . . . . . . . . . . . . . . . . . . . . . .        364,938           119,992
Taxes (other than taxes on income)  . . . . . . . . . . . . .        168,025            55,925
Federal and state registration fees . . . . . . . . . . . . .         62,000            50,909
Professional fees . . . . . . . . . . . . . . . . . . . . . .         54,427            33,145
Custodian fees  . . . . . . . . . . . . . . . . . . . . . . .         31,071            33,929
Directors' fees . . . . . . . . . . . . . . . . . . . . . . .         30,335            30,335
Other     . . . . . . . . . . . . . . . . . . . . . . . . . .        244,044           119,037
                                                                ------------      ------------
                                                                  12,557,134         5,782,397
                                                                ------------      ------------
NET INVESTMENT INCOME . . . . . . . . . . . . . . . . . . . .     59,061,657        13,098,131
                                                                ------------      ------------

NET REALIZED AND UNREALIZED
    GAIN ON INVESTMENTS:
Net realized gain from
    security transactions   . . . . . . . . . . . . . . . . .    117,113,362        47,547,702
Net unrealized appreciation of
    investments during the period   . . . . . . . . . . . . .    217,167,735        81,983,460
                                                                ------------      ------------
NET REALIZED AND UNREALIZED
    GAIN ON INVESTMENTS   . . . . . . . . . . . . . . . . . .    334,281,097       129,531,162
                                                                ------------      ------------
NET INCREASE IN NET ASSETS
    RESULTING FROM OPERATIONS   . . . . . . . . . . . . . . .   $393,342,754      $142,629,293
                                                                ============      ============

                                                                    DECATUR       DECATUR TOTAL
                                                                  INCOME FUND      RETURN FUND
                                                                    A CLASS          A CLASS
NET ASSET VALUE AND OFFERING PRICE
    PER SHARE:
Net asset value per share (A) . . . . . . . . . . . . . . . .         $19.07            $15.61
Sale charges (4.75% of offering price,
    or 4.98% and 5.00% of amount
    invested per share, respectively) (B)   . . . . . . . . .           0.95              0.78
                                                                      ------            ------
Offering price  . . . . . . . . . . . . . . . . . . . . . . .         $20.02            $16.39
                                                                      ======            ======

------------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon the redemption of repurchase of shares.
(B) See How to Buy Shares in the current Prospectus, for purchases of $100,000 or more.

                             See accompanying notes

DELAWARE GROUP DECATUR FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS

                                                                      YEAR ENDED 11/30/95
                                                                ------------------------------
                                                                  DECATUR        DECATUR TOTAL
                                                                INCOME FUND       RETURN FUND
                                                                ------------      ------------
 OPERATIONS:
 Net investment income  . . . . . . . . . . . . . . . . . . . $   59,061,657      $ 13,098,131
 Net realized gain from
    security transactions   . . . . . . . . . . . . . . . . .    117,113,362        47,547,702
 Net appreciation
    during the period   . . . . . . . . . . . . . . . . . . .    217,167,735        81,983,460
                                                              --------------      ------------
 Net increase in net assets
    resulting from operations   . . . . . . . . . . . . . . .    393,342,754       142,629,293
                                                              --------------      ------------

 DISTRIBUTIONS TO SHAREHOLDERS:
 Net investment income:
    A Class   . . . . . . . . . . . . . . . . . . . . . . . .    (51,112,035)      (12,097,109)
    B Class   . . . . . . . . . . . . . . . . . . . . . . . .       (320,672)         (114,525)
    C Class   . . . . . . . . . . . . . . . . . . . . . . . .             --                --
    Institutional Class   . . . . . . . . . . . . . . . . . .     (7,925,823)         (181,571)
 Net realized gain from security transactions:
    A Class   . . . . . . . . . . . . . . . . . . . . . . . .    (30,907,169)      (13,655,359)
    B Class   . . . . . . . . . . . . . . . . . . . . . . . .        (85,820)          (70,859)
    C Class   . . . . . . . . . . . . . . . . . . . . . . . .             --                --
    Institutional Class   . . . . . . . . . . . . . . . . . .     (4,868,512)          (46,914)
                                                              --------------      ------------
                                                                 (95,220,031)      (26,166,337)
                                                              --------------      ------------

 CAPITAL SHARE TRANSACTIONS:
 Proceeds from shares sold:
    A Class  . .  . . . . . . . . . . . . . . . . . . . . . .     65,059,932        78,281,294
    B Class   . . . . . . . . . . . . . . . . . . . . . . . .     15,750,776        11,806,856
    C Class   . . . . . . . . . . . . . . . . . . . . . . . .          5,030             5,030
    Institutional Class   . . . . . . . . . . . . . . . . . .     43,751,896         7,957,834
 Net asset value of shares issued upon
    reinvestment of dividends from
    net investment income and realized
    securities profits:
    A Class   . . . . . . . . . . . . . . . . . . . . . . . .     70,989,710        24,347,338
    B Class   . . . . . . . . . . . . . . . . . . . . . . . .        305,545           171,844
    C Class   . . . . . . . . . . . . . . . . . . . . . . . .             --                --
    Institutional Class   . . . . . . . . . . . . . . . . . .     12,326,277           228,573
                                                              --------------      ------------
                                                                 208,189,166       122,798,769
                                                              --------------      ------------
Cost of shares repurchased:
    A Class   . . . . . . . . . . . . . . . . . . . . . . . .   (167,065,887)      (83,705,933)
    B Class   . . . . . . . . . . . . . . . . . . . . . . . .     (1,184,376)         (616,336)
    C Class   . . . . . . . . . . . . . . . . . . . . . . . .             --                --
    Institutional Class   . . . . . . . . . . . . . . . . . .    (63,043,722)         (291,178)
                                                              --------------      ------------
                                                                (231,293,985)      (84,613,447)
                                                              --------------      ------------
Increase (Decrease) in net assets
    derived from capital share
    transactions  . . . . . . . . . . . . . . . . . . . . . .    (23,104,819)       38,185,322
                                                              --------------      ------------
NET INCREASE IN NET ASSETS  . . . . . . . . . . . . . . . . .    275,017,904       154,648,278

NET ASSETS:
Beginning of period . . . . . . . . . . . . . . . . . . . . .  1,338,753,689       405,963,326
                                                              --------------      ------------
End of period (including undistributed
    net investment income of $3,740,547
    and $3,462,778, respectively)    . . . . . . . . . . . .  $1,613,771,593      $560,611,604
                                                              ==============      ============

                             See accompanying notes

DELAWARE GROUP DECATUR FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS

                                                                     YEAR ENDED 11/30/95
                                                               -------------------------------
                                                                  DECATUR        DECATUR TOTAL
                                                                INCOME FUND       RETURN FUND
                                                               -------------     -------------
OPERATIONS:
Net investment income . . . . . . . . . . . . . . . . . . . . $   57,328,491      $ 12,298,767
Net realized gain from
    security transactions   . . . . . . . . . . . . . . . . .     36,051,478        13,432,223
Net depreciation during the period  . . . . . . . . . . . . .    (97,720,373)      (25,513,930)
                                                              --------------      ------------
Net increase (decrease) in net assets
    resulting from operations   . . . . . . . . . . . . . . .     (4,340,404)          217,060
                                                              --------------      ------------

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
    A Class   . . . . . . . . . . . . . . . . . . . . . . . .    (66,582,316)      (13,809,161)
    B Class   . . . . . . . . . . . . . . . . . . . . . . . .        (15,826)           (2,634)
    C Class   . . . . . . . . . . . . . . . . . . . . . . . .             --                --
    Institutional Class   . . . . . . . . . . . . . . . . . .     (7,995,057)          (39,777)
Net realized gain from
    security transactions:
    A Class   . . . . . . . . . . . . . . . . . . . . . . . .   (144,029,198)      (49,579,695)
    B Class   . . . . . . . . . . . . . . . . . . . . . . . .             --                --
    C Class   . . . . . . . . . . . . . . . . . . . . . . . .             --                --
    Institutional Class   . . . . . . . . . . . . . . . . . .             --          (105,220)
                                                              ---------------     ------------
                                                                (218,622,397)      (63,536,487)
                                                              ---------------     ------------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
    A Class   . . . . . . . . . . . . . . . . . . . . . . . .     56,739,570        43,830,883
    B Class   . . . . . . . . . . . . . . . . . . . . . . . .      2,858,350         1,802,152
    C Class   . . . . . . . . . . . . . . . . . . . . . . . .             --                --
    Institutional Class   . . . . . . . . . . . . . . . . . .     34,055,194           686,198
Net asset value of shares issued upon
    reinvestment of dividends from net
    investment income and realized
    securities profits:
    A Class  . .  . . . . . . . . . . . . . . . . . . . . . .    187,326,243        60,129,721
    B Class  . .  . . . . . . . . . . . . . . . . . . . . . .         10,142             2,465
    C Class   . . . . . . . . . . . . . . . . . . . . . . . .             --                --
    Institutional Class   . . . . . . . . . . . . . . . . . .      7,137,272           144,998
                                                              --------------      ------------
                                                                 288,126,771       106,596,417
                                                              --------------      ------------
Cost of shares repurchased:
    A Class  . .  . . . . . . . . . . . . . . . . . . . . . .   (174,051,022)      (69,644,135)
    B Class  . .  . . . . . . . . . . . . . . . . . . . . . .           (261)               --
    C Class   . . . . . . . . . . . . . . . . . . . . . . . .             --                --
    Institutional Class   . . . . . . . . . . . . . . . . . .    (64,552,660)         (488,748)
                                                              --------------      ------------
                                                                (238,603,943)      (70,132,883)
                                                              --------------      ------------
Increase in net assets derived from
    capital share transactions  . . . . . . . . . . . . . . .     49,522,828        36,463,534
                                                              --------------      ------------
NET DECREASE IN NET ASSETS  . . . . . . . . . . . . . . . . .   (173,439,973)      (26,855,893)

NET ASSETS:
Beginning of period . . . . . . . . . . . . . . . . . . . . .  1,512,193,662       432,819,219
                                                              --------------      ------------
End of period (including undistributed
    net investment income of
    $4,037,420 and $2,757,852,
    respectively)   . . . . . . . . . . . . . . . . . . . . . $1,338,753,689      $405,963,326
                                                              ==============      ============

                             See accompanying notes

DELAWARE GROUP DECATUR FUND, INC.
NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 1995

Delaware Group Decatur Fund, Inc. ("the Company"), is registered as a diversified open-end investment company under the Investment Company Act of 1940. The Company is organized as a Maryland Corporation and offers two series, the Decatur Income Fund and the Decatur Total Return Fund (the "Funds"). Each series offers four classes of shares.

1. SIGNIFICANT ACCOUNTING POLICIES
The following accounting policies are in accordance with general accounting principles and are consistently followed by the Funds:

SECURITY VALUATION - Securities listed on an exchange are valued at the last quoted sales price as of 4:00 PM on the valuation date. Securities not traded or securities not listed on an exchange are valued at the mean of the last quoted bid and asked prices. Long-term debt securities are valued by an independent pricing service when such prices are believed to reflect the fair value of such securities. Money market instruments having less than 60 days to maturity are valued at amortized cost.

FEDERAL INCOME TAXES - Each Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes is required in the financial statements.

REPURCHASE AGREEMENTS - Each Fund may invest in a pooled cash account along with other members of the Delaware Group of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Funds' custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 100% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

CLASS ACCOUNTING - Investment income, common expenses and gains (losses) on investments are allocated to the various classes of the Funds on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

OTHER - Expenses common to all funds within the Delaware Group of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Original issue discounts are accreted to interest income over the lives of the respective securities. The Decatur Income Fund declares and pays dividends from net investment income on a monthly basis and the Decatur Total Return Fund declares and pays dividends from net investment income on a quarterly basis.

Certain fund expenses are paid directly by brokers. The amount of these expenses is less than 0.01% of each Fund's average net assets.

The Decatur Income Fund declared distributions from net realized gain from security transactions in the amount of $1.34 per share and from net investment income in the amount of $0.07, $0.045, $0.055 and $0.06 per share for the Decatur Income Fund A Class, Decatur Income Fund B Class, Decatur Income Fund C Class and Decatur Income Fund Institutional Class, respectively, payable on January 4, 1996, to shareholders of record on December 26, 1995. The ex-dividend date was December 27, 1995.

The Decatur Total Return Fund declared distributions from net realized gain from security transactions in the amount of $1.285 per share and from net investment income in the amount of $0.11, $0.06, $0.14 and $0.15 per share for the Decatur Total Return Fund A Class, Decatur Total Return Fund B Class, Decatur Total Return Fund C Class and Decatur Total Return Fund Institutional Class, respectively, payable on January 4, 1996, to shareholders of record on December 26, 1995. The ex-dividend date was December 27, 1995.

2. INVESTMENT MANAGEMENT AND DISTRIBUTION AGREEMENTS
In accordance with the terms of the Investment Management Agreement, the Funds pay Delaware Management Company, Inc. (DMC), the investment manager of the Fund, an annual fee which is calculated daily at the following rates less fees paid to the unaffiliated directors; 0.60% on the first $100 million of average daily net assets, 0.525% on the next $150 million, 0.50% on the next $250 million and 0.475% on the average daily net assets over $500 million for the Decatur Income Fund, and 0.60% on the first $500 million of average daily net assets 0.575% on the next $250 million, and 0.55% on the average daily net assets over $750 million for the Decatur Total Return Fund. At
November 30, 1995, the Funds had liabilities for Investment Management fees and other expenses payable to DMC for $83,495 and $70,905 for the Decatur Income Fund and Decatur Total Return Fund, respectively.

Pursuant to the Distribution Agreement, the Funds pay Delaware Distributors L.P. (DDLP), the Distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the A Class for each Fund and 1.00% of the average daily net assets of B Class and C Class for each Fund. At November 30, 1995, the Funds had liabilities for distribution fees and other expenses payable to DDLP for $23,144 and $19,153 for Decatur Income Fund and Decatur Total Return Fund, respectively. For the year ended November 30, 1995, the Fund paid DDLP $287,570 and $220,616 for commissions earned on sales of Decatur Income Fund A Class shares and Decatur Total Return Fund A Class shares, respectively.

The Funds have engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC to serve as dividend disbursing and transfer agent for the Funds. For the year ended November 30, 1995, the Decatur Income Fund and the Decatur Total Return Fund expensed $2,280,425 and $804,735 for these services and had liabilities for such fees and other expenses payable to DSC for $63,511 and $23,503, respectively.

Certain officers of DMC are officers, directors and/or employees of the Funds. These officers, directors and employees are paid no compensation by the Funds.

On April 3, 1995, Delaware Management Holdings, Inc., the indirect parent of DMC, DDLP and DSC, through a merger transaction (the "Merger") became a wholly-owned subsidiary of Lincoln National Corporation. Other than the resulting change in ownership, the Merger will not materially change the manner in which DMC, DDLP and DSC have heretofore conducted their relationships with the Funds.

3. INVESTMENTS
During the year ended November 30, 1995, the Funds made purchases and sales of investment securities other than U.S. government securities and temporary cash investments as follows:

                                                                   DECATUR          DECATUR TOTAL
                                                                 INCOME FUND         RETURN FUND
                                                                 -----------         -----------
Purchases . . . . . . . . . . . . . . . . . . . . . . . . . .   $1,048,944,601      $395,857,178
Sales     . . . . . . . . . . . . . . . . . . . . . . . . . .   $1,126,306,700      $378,551,122

At November 30, 1995, unrealized appreciation for federal income tax purposes as follows:

                                                                  DECATUR         DECATUR TOTAL
                                                                INCOME FUND        RETURN FUND
                                                                -----------        -----------
Unrealized appreciation . . . . . . . . . . . . . . . . . . .   $202,211,934       $79,937,523
Unrealized depreciation . . . . . . . . . . . . . . . . . . .     13,467,990         3,824,170
                                                                ------------       -----------
Aggregated unrealized appreciation  . . . . . . . . . . . . .   $188,743,944       $76,113,353
                                                                ============       ===========
Net realized gain for federal
    income tax purposes   . . . . . . . . . . . . . . . . . .   $113,355,518       $46,371,695

4. CAPITAL STOCK
Transactions in capital stock shares were as follows:

                                                                     DECATUR INCOME FUND
                                                                 -----------------------------
                                                                  YEAR ENDED        YEAR ENDED
                                                                   11/30/95          11/30/94
                                                                 -----------       -----------
Shares sold:
    A Class   . . . . . . . . . . . . . . . . . . . . . . . .      3,832,322         3,434,662
    B Class  . .  . . . . . . . . . . . . . . . . . . . . . .        904,441           177,186
    C Class   . . . . . . . . . . . . . . . . . . . . . . . .            263                --
    Institutional Class   . . . . . . . . . . . . . . . . . .      2,480,766        15,245,137

Shares issued upon reinvestment of
    dividends from net investment income
    and distributions of realized gain
    from security transactions:
    A Class   . . . . . . . . . . . . . . . . . . . . . . . .      4,341,150        11,415,889
    B Class   . . . . . . . . . . . . . . . . . . . . . . . .         17,920               638
    C Class   . . . . . . . . . . . . . . . . . . . . . . . .             --                --
    Institutional Class   . . . . . . . . . . . . . . . . . .        754,712           445,742
                                                                 -----------       -----------
                                                                  12,331,574        30,719,254
                                                                 -----------       -----------
Shares repurchased:
    A Class  . .  . . . . . . . . . . . . . . . . . . . . . .     (9,773,875)      (23,687,288)
    B Class   . . . . . . . . . . . . . . . . . . . . . . . .        (66,590)              (16)
    C Class   . . . . . . . . . . . . . . . . . . . . . . . .             --                --
    Institutional Class   . . . . . . . . . . . . . . . . . .     (3,828,087)       (4,006,482)
                                                                 -----------       -----------
                                                                 (13,668,552)      (27,693,786)
                                                                 -----------       -----------
    Net increase (decrease) . . . . . . . . . . . . . . . . .     (1,336,978)        3,025,468
                                                                 ===========       ===========


Transactions in capital stock shares were as follows:

                                                                    DECATUR TOTAL RETURN FUND
                                                                  ----------------------------
                                                                  YEAR ENDED        YEAR ENDED
                                                                   11/30/95          11/30/94
                                                                  ----------        ----------
Shares sold:
    A Class   . . . . . . . . . . . . . . . . . . . . . . . .      5,675,772         3,387,631
    B Class   . . . . . . . . . . . . . . . . . . . . . . . .        836,434           141,014
    C Class   . . . . . . . . . . . . . . . . . . . . . . . .            322                --
    Institutional Class   . . . . . . . . . . . . . . . . . .        628,702            53,343

Shares issued upon reinvestment of
    dividends from net investment income
    and distributions of realized gain
    from security transactions:
    A Class   . . . . . . . . . . . . . . . . . . . . . . . .      1,934,048         4,694,827
    B Class   . . . . . . . . . . . . . . . . . . . . . . . .         13,126               191
    C Class   . . . . . . . . . . . . . . . . . . . . . . . .             --                --
    Institutional Class   . . . . . . . . . . . . . . . . . .         17,010            11,332
                                                                  ----------        ----------
                                                                   9,105,414         8,288,338
                                                                  ----------        ----------
Shares repurchased:
    A Class   . . . . . . . . . . . . . . . . . . . . . . . .     (6,091,530)       (5,385,395)
    B Class   . . . . . . . . . . . . . . . . . . . . . . . .        (43,212)               --
    C Class   . . . . . . . . . . . . . . . . . . . . . . . .             --                --
    Institutional Class   . . . . . . . . . . . . . . . . . .        (20,876)          (35,249)
                                                                  ----------        ----------
                                                                  (6,155,618)       (5,420,644)
                                                                  ----------        ----------
    Net increase  . . . . . . . . . . . . . . . . . . . . . .      2,949,796         2,867,694
                                                                  ==========        ==========

5. SECURITIES LENDING
The market value of securities on loan to broker/dealers at November 30, 1995, was $202,730,486 and $42,782,050 for Decatur Income Fund and Decatur Total Return Fund, respectively for which each Fund received cash collateral of $206,225,840 and $43,410,000, respectively.

6. LINES OF CREDIT
The Funds have committed lines of credit of $25 million for Decatur Income Fund and $10 million for Decatur Total Return Fund. No amount was outstanding at November 30, 1995, or at any time during the fiscal year period.

7. CONCENTRATION OF CREDIT RISK
The Decatur Income Fund may invest in high-yield fixed-income securities which carry ratings of BB or lower by Standard & Poor's and/or Baa or lower by Moody's. Investments in these higher yielding securities may be accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower-rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Decatur Income Fund may invest up to 10% of its total net assets in illiquid securities which include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of some of these securities may adversely affect the Fund's ability to dispose of such securities in a timely manner and at a fair price when it is necessary to liquidate such securities. These securities have been denoted in the Statement of Net Assets.

8. FINANCIAL HIGHLIGHTS
Selected data for each share of the Decatur Income Fund outstanding throughout each period were as follows:

                                                                             DECATUR INCOME FUND A CLASS
                                                       ----------------------------------------------------------------------
                                                                               YEAR ENDED NOVEMBER 30,
                                                             1995            1994           1993           1992          1991
Net asset value, beginning of period  . . . . . . . .      $15.57          $18.24         $17.20         $15.76        $14.53

Income from investment operations:
    Net investment income   . . . . . . . . . . . . .        0.70            0.67           0.78           0.78          0.83
    Net realized and unrealized gain
      (loss) from security transactions   . . . . . .        3.91           (0.73)          1.79           1.47          1.37
                                                           ------          ------         ------         ------        ------
    Total from investment operations  . . . . . . . .        4.61           (0.06)          2.57           2.25          2.20
                                                           ------          ------         ------         ------        ------

Less distributions:
    Dividends from net investment income  . . . . . .       (0.69)          (0.86)         (0.68)         (0.81)        (0.97)
    Distributions from net realized gain
      from security transactions  . . . . . . . . . .       (0.42)          (1.75)         (0.85)          none          none
                                                           ------          ------         ------         ------        ------
    Total distributions   . . . . . . . . . . . . . .       (1.11)          (2.61)         (1.53)         (0.81)        (0.97)
                                                           ------          ------         ------         ------        ------
Net asset value, end of period  . . . . . . . . . . .      $19.07          $15.57         $18.24         $17.20        $15.76
                                                           ======          ======         ======         ======        ======

Total return(1)   . . . . . . . . . . . . . . . . . .      31.02%          (0.57%)        15.85%         14.55%        15.46%

Ratios/supplemental data:
    Net assets, end of period
      (000 omitted)   . . . . . . . . . . . . . . . .  $1,382,693      $1,153,884     $1,512,194     $1,508,206    $1,579,521
    Ratio of expenses to average
      net assets  . . . . . . . . . . . . . . . . . .       0.87%           0.81%          0.71%          0.72%         0.70%
    Ratio of net investment income
      to average net assets   . . . . . . . . . . . .       4.03%           3.92%          4.34%          4.55%         5.18%
    Portfolio turnover  . . . . . . . . . . . . . . .         74%             92%            80%            79%           78%

------------------
(1) Does not reflect any maximum sales charges that are or were in effect nor the 1% limited contingent deferred sales charge that would apply in the event of certain redemptions within 12 months of purchase.

Selected data for each share of the Decatur Income Fund outstanding throughout each period were as follows:

                                                               DECATUR INCOME         DECATUR INCOME         DECATUR INCOME
                                                                FUND B CLASS           FUND C CLASS     FUND INSTITUTIONAL CLASS
                                                          -------------------------   --------------  --------------------------
                                                             YEAR         9/6/94(1)     11/29/95(2)       YEAR       1/13/94(3)
                                                            ENDED            TO              TO          ENDED           TO
                                                           11/30/95       11/30/94        11/30/95      11/30/95      11/30/94
Net asset value, beginning of period  . . . . . . . .      $15.55          $16.59         $19.15         $15.59        $16.72

Income from investment operations:
    Net investment income   . . . . . . . . . . . . .        0.56            0.15           0.04           0.71          0.59
    Net realized and unrealized gain
      (loss) from security transactions   . . . . . .        3.89           (1.02)         (0.06)          3.92         (1.10)
                                                           ------          ------         ------         ------        ------
    Total from investment operations  . . . . . . . .        4.45           (0.87)         (0.02)          4.63         (0.51)
                                                           ------          ------         ------         ------        ------

Less distributions:
    Dividends from net investment income  . . . . . .       (0.55)          (0.17)         (0.05)         (0.74)        (0.62)
    Distributions from net realized gain
      from security transactions  . . . . . . . . . .       (0.42)           none           none          (0.42)         none
                                                           ------          ------         ------         ------        ------
    Total distributions   . . . . . . . . . . . . . .       (0.97)          (0.17)         (0.05)         (1.16)        (0.62)
                                                           ------          ------         ------         ------        ------
Net asset value, end of period  . . . . . . . . . . .      $19.03          $15.55         $19.08         $19.06        $15.59
                                                           ======          ======         ======         ======        ======

Total return(4)   . . . . . . . . . . . . . . . . . .      29.85%          (5.27%)             5         31.14%        (0.45%)

Ratios/supplemental data:
    Net assets, end of period (000 omitted)   . . . .     $19,665          $2,765             $5       $211,409      $182,105
    Ratios of expenses to average net assets  . . . .       1.74%           1.70%              5          0.74%         0.70%
    Ratio of net investment income to
      average net assets  . . . . . . . . . . . . . .       3.16%           3.03%              5          4.16%         4.03%
    Portfolio turnover  . . . . . . . . . . . . . . .         74%             92%              5            74%           92%

------------------
(1) Date of initial public offering; ratios have been annualized and total return has not been annualized.
(2) Date of initial public offering.
(3) Date of initial public offering; ratios and total return have been annualized.
(4) Does not include the contingent deferred sales charge which varies from 1% - 4% depending upon the holding period for Decatur Income Fund B Class.
(5) The ratios of expenses and net investment income to average net assets, portfolio turnover and total return have been omitted as management believes that such ratios and return for this relatively short period are not meaningful.

8. FINANCIAL HIGHLIGHTS
Selected data for each share of the Decatur Total Return Fund outstanding throughout each period were as follows:

                                                                              DECATUR TOTAL RETURN FUND A CLASS
                                                         --------------------------------------------------------------------
                                                                                 YEAR ENDED NOVEMBER 30,
                                                             1995            1994           1993           1992          1991
Net asset value, beginning of period  . . . . . . . .      $12.32          $14.38         $13.98         $12.73        $11.71

Income from investment operations:
    Net investment income   . . . . . . . . . . . . .        0.37            0.37           0.45           0.47          0.53
    Net realized and unrealized gain
      (loss) from security transactions   . . . . . .        3.70           (0.34)          1.45           1.30          1.07
                                                           ------          ------         ------         ------        ------
    Total from investment operations  . . . . . . . .        4.07            0.03           1.90           1.77          1.60

Less distributions:
    Dividends from net investment income  . . . . . .       (0.36)          (0.43)         (0.45)         (0.52)        (0.58)
    Distributions from net realized gain
      from security transactions  . . . . . . . . . .       (0.42)          (1.66)         (1.05)          none          none
                                                           ------          ------         ------         ------        ------
    Total distributions   . . . . . . . . . . . . . .       (0.78)          (2.09)         (1.50)         (0.52)        (0.58)
                                                           ------          ------         ------         ------        ------
Net asset value, end of period  . . . . . . . . . . .      $15.61          $12.32         $14.38         $13.98        $12.73
                                                           ======          ======         ======         ======        ======

Total return(1)   . . . . . . . . . . . . . . . . . .      34.68%          (0.04%)        14.74%         14.12%        13.94%

Ratios/supplemental data
    Net assets, end of period
      (000 omitted)   . . . . . . . . . . . . . . . .    $534,342        $402,849       $431,638       $408,986      $394,338
    Ratio of expenses to average
      net assets  . . . . . . . . . . . . . . . . . .       1.19%           1.26%          1.22%          1.23%         1.23%
    Ratio of net investment income to
      average net assets  . . . . . . . . . . . . . .       2.72%           2.88%          3.15%          3.44%         4.20%
    Portfolio turnover  . . . . . . . . . . . . . . .         81%             74%           119%            98%           67%

------------------
(1) Does not reflect any maximum sales charges that are or were in effect nor the 1% limited contingent deferred sales charge that would apply in the event of certain redemptions within 12 months of purchase.

Selected data for each share of the Decatur Total Return Fund outstanding throughout each period were as follows:

                                                          DECATUR TOTAL         DECATUR TOTAL                DECATUR TOTAL
                                                           RETURN FUND           RETURN FUND                  RETURN FUND
                                                             B CLASS               C CLASS                INSTITUTIONAL CLASS
                                                     ------------------------   -------------    -----------------------------------
                                                       YEAR         9/6/94(1)    11/29/95(2)       YEAR          YEAR     7/26/93(3)
                                                       ENDED            TO            TO           ENDED         ENDED        TO
                                                     11/30/95        11/30/94      11/30/95      11/30/95      11/30/94    11/30/93
Net asset value, beginning of period. . . . . . . .   $12.31         $13.11         $15.61        $12.35        $14.40      $14.10

Income from investment operations:
    Net investment income   . . . . . . . . . . . .     0.30           0.12           none          0.47          0.43        0.15
    Net realized and unrealized gain (loss) from
      security transactions   . . . . . . . . . . .     3.67          (0.82)          none          3.65         (0.37)       0.25
                                                      ------         ------         ------        ------        ------      ------
    Total from investment operations  . . . . . . .     3.97          (0.70)          none          4.12          0.06        0.40

Less distributions:
    Dividends from net investment income  . . . . .    (0.30)         (0.10)          none         (0.40)        (0.45)      (0.10)
    Distributions from net realized gain from
      security transactions   . . . . . . . . . . .    (0.42)          none           none         (0.42)        (1.66)       none
                                                      ------         ------         ------        ------        ------      ------
    Total distributions   . . . . . . . . . . . . .    (0.72)         (0.10)          none         (0.82)        (2.11)      (0.10)
                                                      ------         ------         ------        ------        ------      ------
Net asset value, end of period  . . . . . . . . . .   $15.56         $12.31         $15.61        $15.65        $12.35      $14.40
                                                      ======         ======         ======        ======        ======      ======
Total return(4) . . . . . . . . . . . . . . . . . .   33.79%         (5.37%)             5        35.13%         0.19%      14.89%

Ratios/supplemental data
    Net assets, end of period (000 omitted)   . . .  $14,745         $1,768             $5       $11,520        $1,376      $1,181
    Ratio of expenses to average net assets   . . .    1.89%          1.96%              5         0.89%         0.96%       0.92%
    Ratio of net investment income to average
      net assets  . . . . . . . . . . . . . . . . .    2.02%          2.18%              5         3.02%         3.18%       3.45%
    Portfolio turnover    . . . . . . . . . . . . .      81%            74%              5           81%           74%        119%

------------------
(1) Date of initial public offering; ratios have been annualized and total return has not been annualized.
(2) Date of initial public offering.
(3) Date of initial public offering; ratios and total return have been annualized.
(4) Does not include the contingent deferred sales charge which varies from 1% - 4% depending upon the holding period for Decatur Total Return Fund B Class.
(5) The ratios of expenses and net investment income to average net assets, portfolio turnover and total return have been omitted as management believes that such ratios and return for this relatively short period are not meaningful.

DELAWARE GROUP DECATUR FUND, INC.
REPORT OF INDEPENDENT AUDITORS

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
DELAWARE GROUP DECATUR FUND, INC. - DECATUR INCOME FUND
DELAWARE GROUP DECATUR FUND, INC. - DECATUR TOTAL RETURN FUND

We have audited the accompanying statements of net assets of Delaware Group Decatur Fund, Inc. - Decatur Income Fund and Delaware Group Decatur Fund, Inc.
- Decatur Total Return Fund, as of November 30, 1995, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Group Decatur Fund, Inc. - Decatur Income Fund and Delaware Group Decatur Fund, Inc. - Decatur Total Return Fund at November 30, 1995, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

                                                    Ernst & Young LLP
Philadelphia, Pennsylvania
January 5, 1996